UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 3, 2007

Ormat Technologies, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 001-32347

Delaware (State of Incorporation)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada (Address of principal executive offices)	89511-1136 (Zip Code)

(775) 356-9029
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition
Signatures
Exhibit Index
Exhibit 99.1
Ex-99.1	Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

On April 30, 2007, Ormat Technologies, Inc. (the “Registrant”) announced a preliminary estimate of results for the first quarter of 2007 and other developments. A copy of the Registrant’s press release containing this information is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished as part of this report on Form 8-K:

99.1 Press release of the Registrant dated April 30, 2007 announcing a preliminary estimate results for its first quarter of 2007 and other developments.

Safe Harbor Statement

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Registrant’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. These forward-looking statements are made only as of the date hereof, and the Registrant undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC. (Registrant)
By:	/s/ Yehudit Bronicki
Yehudit Bronicki Chief Executive Officer

Date: May 3, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Registrant dated April 30, 2007